                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      November 22, 2004 (November 18, 2004)

                             CDMI PRODUCTIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    NEW YORK
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             0-15382                                  13-3341562
     (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

                           3400 W. Cahuenga Boulevard
                               Hollywood, CA 90068
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (323) 874-9888
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                  1125 North Lindero Canyon Rd., Ste. A-8 #209
                           Westlake Village, CA 91362
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Section 1- Registrant's Business and Operations

ITEM 1.01 ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2004 the Registrant entered into an Asset Purchase Agreement
(the "Agreement") with Matthew and Laurie Crouch (the "Crouchs"). In accordance with the Agreement the Registrant acquired all of the worldwide distribution rights owned by the Crouchs' to the feature film "One Night with the King", and to a proposed animated film project the "Prodigal Son". The Registrant issued
2,640,000 shares of its common stock to the Crouchs in consideration for the transfer and assignment of the assets.

The film "One Night with the King" is currently completing production and is scheduled to be released in theatres on or about March 25, 2005. Production of the "Prodigal Son" is scheduled to commence in the first quarter of 2005.

Section 3- Securities and Trading Markets

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 18, 2004 pursuant to an Asset Purchase Agreement between the
Registrant and Matthew and Laurie Crouch, the Registrant issued 2,640,000 shares of its common stock to the Crouchs. In connection with an Employment Agreement, entered into between the Registrant and Matthew Crouch, the Registrant issued
6,160,000 shares of its common stock to Mathew Crouch. (See Item 1.01 and Item
5.02 herein).

The Crouchs are sophisticated investors, were given the opportunity to review the Registrant's financial and business operations and visit with the
Registrant's officers and directors. All of the share certificates issued have been affixed with a legend restricting sales or transfers. The Registrant had reasonable grounds to believe that the Crouchs were capable of evaluating the merits and risks of their investment, that they were able to bear the economic risks of their investment and that they acquired the securities for investment purpose only. Accordingly, the Registrant believes that the foregoing transactions were exempt from the registration provisions of the Securities Act of 1933 (the "Act") pursuant to an exemption under Section 4(2) of the Act, by reason of such transactions being by an issuer and not involving a public offering.

Section 5- Corporate Governance and Management

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 18, 2004, and in connection with an Asset Purchase Agreement (see
Item 1.01 herein), the Registrant entered into an Employment Agreement (the
"Agreement") with Matthew Crouch to become the Registrant's Chief Executive
Officer. The term of the Agreement is seven years at an annual salary of
$350,000. Mr. Crouch also received a grant of 6,160,000 shares of the
Registrant's restricted common stock. In addition, Mr. Crouch was appointed
Chairman of the Board.

Mr. Crouch has been in the movie and television production business for over 20 years. Since 1999 he has been the Chief Executive Officer of Gener8Xion
Entertainment, Inc., an independent film production company. His first independent produced and distributed feature film, "The Omega Code", became the number one limited release film of 1999. He has also produced a movies entitled
"The Champion" and "Megiddo", a sequel to "The Omega Code", the biggest budget faith-based movie at the time. Prior to forming Gener8Xion Entertainment, Inc.,
Mr. Crouch served as Vice President of Trinity Broadcasting Network, (an owner of TV stations throughout the world), where for 15 years he oversaw all aspects of production for both the film and television divisions.

Also on November 18, 2004, John R. Dempsey Jr. resigned as Chief Executive
Officer of the Registrant, but he will continue to serve as a director.

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Section 9- Financial Statements and Exhibits

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     10.1      Asset Purchase Agreement between Registrant and Matthew and
               Laurie Crouch dated November 18, 2004.

     10.2      Employment Agreement between Registrant and Matthew Crouch dated
               November 18, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CDMI PRODUCTIONS, INC.
                                                 (Registrant)

                                             By: /s/ Matthew Crouch
                                                ----------------------------
                                             Name:  Matthew Crouch
                                             Title: Chief Executive Officer

Date:  November 22, 2004

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